Exhibit 99.1

EnLink Midstream Announces Proposed Offering of Senior Notes

08.16.22

DALLAS, August 16, 2022 /PRNewsire/ — EnLink Midstream, LLC (NYSE: ENLC) (EnLink) today announced its intention, subject to market conditions, to commence an offering of $500.0 million aggregate principal amount of senior notes due 2030 (the Senior Notes). The Senior Notes will be fully and unconditionally guaranteed on a senior basis by EnLink Midstream Partners, LP (ENLK), a subsidiary of EnLink. EnLink intends to use the net proceeds from this offering, together with existing corporate liquidity, to fund the repurchase of up to $500.0 million in aggregate principle amount of ENLK’s 4.40% senior notes due 2024, ENLK’s 4.15% senior notes due 2025, and ENLK’s 4.85% senior notes due 2026 (collectively, the ENLK Notes) pursuant to tender offers (the Tender Offers) that commenced concurrently with this offering, to pay fees and expenses incurred in connection with such senior notes repurchases, or for general corporate purposes. The Tender Offers are being made solely pursuant to the Offer to Purchase dated August 16, 2022.

The Senior Notes and ENLK’s guarantee are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the Securities Act), or to persons other than “U.S. persons” outside the United States in compliance with Regulation S under the Securities Act. The Senior Notes and ENLK’s guarantee have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This notice is issued pursuant to Rule 135c of the Securities Act, and does not constitute an offer to sell any security, including the Senior Notes or ENLK’s guarantee, nor a solicitation for an offer to purchase any security, including the Senior Notes, ENLK’s guarantee, or the ENLK Notes, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

About EnLink Midstream

EnLink Midstream reliably operates a differentiated midstream platform that is built for long-term, sustainable value creation. EnLink’s best-in-class services span the midstream value chain, providing natural gas, crude oil, condensate, and NGL capabilities, and carbon capture, transportation, and sequestration. Our purposely built, integrated asset platforms are in premier production basins and core demand centers, including the Permian Basin, Oklahoma, North Texas, and the Gulf Coast. EnLink’s strong financial foundation and commitment to execution excellence drive competitive returns and value for our employees, customers, and investors. Headquartered in Dallas, EnLink is publicly traded through EnLink Midstream, LLC (NYSE: ENLC).

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of EnLink’s management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this press release constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” and “expect” and similar expressions. Such forward-looking statements include, but are not limited to, statements regarding the anticipated consummation of the offering, the intended use of offering proceeds, the anticipated terms of the securities described herein, other aspects of the offering, and other statements that are not historical facts. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including risks and uncertainties related to EnLink’s business, market conditions, whether EnLink will consummate the offering, the anticipated terms of the Senior Notes and the anticipated use of proceeds, the impact of competition, and other risk factors included in EnLink’s reports filed with the Securities and Exchange Commission. An extensive list of factors that can affect EnLink’s business are discussed in EnLink’s filings with the Securities and Exchange Commission, including EnLink’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Neither EnLink Midstream, LLC nor EnLink Midstream Partners, LP assumes any obligation to update any forward-looking statements.

Investor Relations: Brian Brungardt, Director of Investor Relations, 214-721-9353, brian.brungardt@enlink.com

Media Relations: Megan Wright, Director of Corporate Communications, 214-721-9694, megan.wright@enlink.com

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